GRANITESHARES ETF TRUST

GRANITESHARES FUND	NYSE ARCA, INC. TICKER SYMBOL
GRANITESHARES HIPS US High Income ETF	HIPS

SUPPLEMENT DATED March 10, 2023

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED October 28, 2022

GraniteShares HIPS US High Income ETF (the “Fund”) is a series of GraniteShares ETF Trust. Effective March 16, 2023, the Fund will seek to track a different index. This Supplement revises the Fund’s statement of additional information (“SAI”) to reflect this change.

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the SAI.

●	Under the section General Information About the Trust, the last sentence of the last paragraph, the text starting “The investment” and ending “(the HIPS Index”)” is replaced with the following text:

The investment objective of the HIPS Fund is to seek to track the performance, before fees and expenses, of the EQM High Income Pass-Through Securities Index (the “HIPS Index”)

●	Under the section Investment Strategies, the second sentence of the second paragraph is replaced with the following text:

The HIPS Index is a rules-based index that measures the performance of up to 40 high income U.S.-listed securities that typically have “pass-through” structures that require them to distribute substantially all of their earnings to shareholders as cash distributions.

●	Under the section Additional Information About the HIPS Index, the text is replaced with the following text:

The Index is constructed to capture up to 40 high income securities, typically with pass-through structures, across the following sectors: (i) closed-end funds (“CEFs”), (ii) real estate investment trusts (“REITS”), (iii) asset management and business development companies (“BDCs”), and (iv) energy production and energy transportation and processing companies. Energy-related companies included in the Index are structured as master limited partnerships (“MLPs”).

The Index applies a quantitative screen to the securities in such sectors for minimum market capitalizations and minimum liquidity thresholds. The Index then selects up to 10 securities with the highest yield and lowest volatility over a prescribed time period for each sector with all securities equally weighted. Each sector is weighted at 25% at each index reconstitution/rebalancing. The Index may include small, mid-, and large-capitalization companies meeting the screening criteria.

The Index is reconstituted annually and rebalanced quarterly.

●	Under the section HIPS benchmark Disclaimer, the text is replaced with the following text:

The HIPS index provider is EQM Indexes LLC (“EQM” or the “HIPS Index Provider”). EQM is not affiliated with the HIPS Fund, the Adviser, the HIPS Fund’s administrator, custodian, transfer agent or distributor, or any of their respective affiliates. The HIPS Index Provider provides information to the HIPS Fund about the constituents of the Index and does not provide investment advice with respect to the desirability of investing in, purchasing or selling securities. GraniteShares Inc., the parent company of the Adviser, has entered into a licensing agreement with EQM pursuant to which EQM is entitled to a fee for the Adviser’s use the Index. GraniteShares Inc. is sub-licensing rights to the HIPS Index to the HIPS Fund at no charge.

The HIPS Index is calculated by BITA GmbH (“BITA”), which is not affiliated with the Trust, the Adviser, the HIPS Fund’s administrator, custodian, transfer agent or distributor, or any of their respective affiliates.

●	Under the section HIPS Index/Trademark Licenses/Disclaimers, the text is replaced with the following text:

The HIPS Index is the exclusive property of EQM. EQM is the index administrator and has contracted with BITA as a third party to calculate the HIPS Index. The HIPS Index is not sponsored by BITA or its affiliates or its third-party licensors. Neither BITA, nor any of their affiliates or third-party licensors will be liable for any errors or omissions in calculating the Index. “Calculated by BITA” and the related stylized mark(s) are service marks of BITA and have been licensed for use by BITA and sublicensed for certain purposes by BITA.

All information is provided for information purposes only. All information and data contained in this publication, and provided by BITA, are obtained by BITA from sources believed by it to be accurate and reliable. Because of the possibility of human and mechanical error as well as other factors such information and data are provided “as is” without warranty of any kind.

The Index is merely calculated and published by BITA. BITA does not offer any explicit or tacit guarantee or assurance, neither pertaining to the results from the use of the Index nor the level of the Index at any certain point in time.

The publication of the Index by BITA does not constitute a recommendation for capital investment and does not contain any assurance or opinion of BITA regarding a possible investment in a financial instrument based on this Index.

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Investors Should Retain This Supplement for Future Reference